Exhibit 99.28(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment No. 419 to the Registration Statement on Form N-1A of Investment Managers Series Trust II with respect to Tradr 2X Long SPY Weekly ETF, Tradr 2X Long SPY Monthly ETF, Tradr 2X Long SPY Quarterly ETF, Tradr 2X Long Triple Q Weekly ETF, Tradr 2X Long Triple Q Monthly ETF, Tradr 2X Long Triple Q Quarterly ETF, Tradr 2X Long SOXX Weekly ETF, Tradr 2X Long SOXX Monthly ETF, Tradr 2X Long SOXX Quarterly ETF, Tradr 1.75X Long FXI Weekly ETF, Tradr 1.75X Long FXI Monthly ETF, Tradr 1.75X Long FXI Quarterly ETF, Tradr 2X Long IWM Weekly ETF, Tradr 2X Long IWM Monthly ETF, Tradr 2X Long IWM Quarterly ETF, Tradr 2X Long TLT Weekly ETF, Tradr 2X Long TLT Monthly ETF, Tradr 1.75X Long TLT Quarterly ETF, Tradr 2X Long XLK Weekly ETF, Tradr 2X Long XLK Monthly ETF, Tradr 2X Long XLK Quarterly ETF, Tradr 2X Long XLF Weekly ETF, Tradr 2X Long XLF Monthly ETF, Tradr 2X Long XLF Quarterly ETF, Tradr 2X Long XBI Weekly ETF, Tradr 2X Long XBI Monthly ETF, Tradr 1.75X Long XBI Quarterly ETF, Tradr 1.75X Long NVDA Weekly ETF, Tradr 1.75X Long NVDA Monthly ETF, Tradr 1.5X Long NVDA Quarterly ETF, Tradr 1.5X Long TSLA Weekly ETF, Tradr 1.5X Long TSLA Monthly ETF, Tradr 1.5X Long TSLA Quarterly ETF, Tradr 2X Short SPY Weekly ETF, Tradr 2X Short SPY Monthly ETF, Tradr 1.75X Short SPY Quarterly ETF, Tradr 2X Short Triple Q Weekly ETF, Tradr 2X Short Triple Q Monthly ETF, Tradr 1.75X Short Triple Q Quarterly ETF, Tradr 2X Short SOXX Weekly ETF, Tradr 2X Short SOXX Monthly ETF, Tradr 2X Short SOXX Quarterly ETF, Tradr 2X Short TLT Monthly ETF, Tradr 1.75X Short NVDA Weekly ETF, Tradr 1.5X Short NVDA Monthly ETF, Tradr 1.5X Short TSLA Weekly ETF, and Tradr 1.5X Short TSLA Monthly ETF, each a series of shares of Investment Managers Series Trust II, under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 12, 2024